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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   May 2, 2001
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                                   ASHFORD.COM, INC.
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               (Exact Name of Registrant as Specified in Charter)



         Delaware                      0-27357           76-0617905
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(State or other jurisdiction         (Commission       (IRS Employer
   of incorporation)                 File Number)    Identification No.)


3800 Buffalo Speedway, Suite 400, Houston, Texas            77098
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(Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code   (713) 369-1300
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         (Former name or Former Address, if Changed ince Last Report.)
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Item 2.  Acquisition or Disposition of Assets.

          On May 2, 2001, Ashford.com, Inc., a Delaware corporation (the "Company") closed the Agreement and Plan of Reorganization (the "Merger Agreement") with Guild.com, Inc., a Delaware corporation ("Guild"), and Ashford-Guild Art Corporation, a Delaware corporation and wholly-owned subsidiary of the Company ("Merger-Sub").

          Merger Sub was merged with and into Guild at the effective time of the merger (the "Merger"). As a result of the Merger, the separate corporate existence of Merger-Sub ceased and Guild continued as the wholly owned subsidiary of the Company. Pursuant to the Merger Agreement, in exchange for all of the fully diluted shares of capital stock, par value $0.001 of Guild (the "Guild Capital Stock"), Guild received approximately 8.7 million shares of the Company's stock. At the effective time of the Merger, each share of Guild Capital Stock issued and outstanding immediately prior to the effective time of the Merger was cancelled and converted automatically into the right to receive a portion of the Company's stock pursuant to the exchange ratio set forth in the Merger Agreement.

          The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement. A copy of the press release, dated May 3, 2001, issued by the Company and Guild, relating to the above-described transaction is attached as Exhibit 99.1 hereto.

Item 7.  Financial Statements and Exhibits.

          (a)  -  Financial Statements of Business Acquired.

                  Financial Statements for Guild are incorporated by reference to Amendment No. 1 to the Form S-4 filed by the Company with the Securities and Exchange Commission on March 26, 2001.

          (b)  -  Pro Forma Financial Information.

                  Pro forma financial information relative to the acquisition is incorporated by reference to Amendment No. 1 to the Form S-4 filed by the Company with the Securities and Exchange Commission on March 26, 2001.

          (c)     Exhibits:

                  Exhibit
                  Number       Description
                  -------      -----------
                  2.4 Agreement and Plan of Reorganization dated as of January 3, 2001 by and among the Company, Ashford-Guild Art Corporation and Guild.com, Inc. is incorporated by reference


                                       2
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                                to Annex A in Amendment No. 1 to the Form S-4
                                filed by the Company with the Securities and Exchange Commission on March 26, 2001.

                  99.1          Text of Press Release dated May 3, 2001




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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            ASHFORD.COM, INC.



Date:  May 8, 2001          By:   /s/ David Gow
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                              David Gow
                              Chief Executive Officer


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                                 EXHIBIT INDEX


Exhibit
Number        Description
------        -----------

 2.4 Agreement and Plan of Reorganization dated as of January 3, 2001 by and among the Company, Ashford-Guild Art Corporation and Guild.com, Inc. is incorporated by reference to Annex A in Amendment No. 1 to the Form S-4 filed by the Company with the Securities and Exchange Commission on March 26, 2001.

99.1          Text of Press Release dated May 3, 2001



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                                  EXHIBIT 2.4
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Agreement and Plan of Reorganization dated as of January 3, 2001 by and among the Company, Ashford-Guild Art Corporation and Guild.com, Inc. is incorporated by reference to Annex A in Amendment No. 1 to the Form S-4 filed by the Company with the Securities and Exchange Commission on March 26, 2001.